SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of the 28th day of January 2016 (this “Agreement”) is entered into by and among, CLOUDWEB INC., a Florida corporation (“CLOW”); and LIAO ZHI DE, an individual residing in China (“OWNER”). CLOW and OWNER are referred to singularly as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, OWNER owns 100% of the issued and outstanding shares of DATA CLOUD INC., a Nevada corporation (“Target”);

WHEREAS, Target is in the business of owning and operating a web hosting site.

WHEREAS, CLOW wishes to acquire all of the issued and outstanding shares of capital stock of Target (referred to hereinafter as the “Target Shares”), with the purpose of owning and operating Target as CLOW’s wholly-owned subsidiary; and

WHEREAS, CLOW and OWNER propose to enter into this Agreement which provides, among other things, that OWNER will deliver the Target Shares to CLOW in exchange for an aggregate total of Two Million Five Hundred Thousand (2,500,000) shares of CLOW’s common stock (the “Share Exchange”), on the terms and conditions set forth herein and such additional items as more fully described in this Agreement.

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.                       Definitions. The following terms shall have the following respective meanings:

“Business Day”	a day (other than a Saturday) on which banks in Utah are open for business throughout their normal business hours;
“Closing”	the closing of the transactions contemplated by this Agreement;
“Completion”	completion of acquisition of the Target Shares by CLOW and issuance of the Exchange Shares (as such term is defined below) in accordance with the terms and conditions of this Agreement;
“Encumbrance”
any mortgage, charge, pledge, lien, (otherwise than arising by statute or operation of law), equities, hypothecation or other encumbrance, priority or security interest, preemptive right deferred purchase, title retention, leasing, sale-and-repurchase or sale-and-leaseback arrangement whatsoever over or in any property, assets or rights of whatsoever nature and includes any agreement for any of the same and reference to “Encumbrances” shall be construed accordingly;

Section 1.02.                      Rules of Construction.

                (a)           Unless the context otherwise requires, as used in this Agreement:  (i) “including” means “including, without limitation”; (ii) words in the singular include the plural; (iii) words in the plural include the singular; (iv) words applicable to one gender shall be construed to apply to each gender; (v) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement,; (vi) the terms “Article” and “Section” shall refer to the specified Article or Section of or to this Agreement (vii) the term “day” shall refer to calendar days.

(b)           Titles and headings to Articles and Sections are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

ARTICLE II
THE SHARE EXCHANGE

Section 2.01                      Share Exchange.

(a)           Subject to and upon the terms and conditions of this Agreement, on the Closing Date (as defined hereafter), CLOW shall acquire all of the Target Shares with all of such interests acquired being free from all Encumbrances together with all rights now or hereafter attaching thereto. CLOW shall be sole owner of Target and Target shall continue to operate in its normal course of business, as a wholly-owned subsidiary of CLOW.

(b)           In exchange for the delivery of the Target Shares, CLOW shall provide the following to OWNER at the closing, a total of Two Million Five Hundred Thousand (2,500,000) shares of CLOW’s common stock (the “Exchange Shares”).

(c)           The Share Exchange shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable law. If the Closing does not occur as set forth in Section 2.02 of this Agreement due to one Party’s failure to perform, then the other Party may terminate the Agreement.

Section 2.02.                      Closing Location.  The Closing of the Share Exchange and the other transactions contemplated by this Agreement will occur as soon as possible (the “Closing Date”), at the law offices of Eilers Law Group, 1000 Fifth Street, Suite 200 – P2, Miami Beach, FL 33139.

Section 2.03.                       OWNER’s Closing Documents.  At the Closing, OWNER shall tender to CLOW:

(a)           One (1) new certificate issued by the Target in the name of CLOW representing the Target Shares;

(b)           Certified copies of resolutions of the Board of Directors (or similar governing body) of OWNER in a form satisfactory to CLOW, acting reasonably, authorizing:

(i)	the execution and delivery of the agreement by the OWNER; and

(ii)	the transfer of the Target Shares to CLOW; and

(c)           A resolution from OWNER certifying that the conditions in Section 7.01(b) have been satisfied.

Section 2.04.                       CLOW’s Closing Documents.  At the Closing, CLOW will tender to OWNER:

(a)           A certified copy(ies) of resolutions of the Board of Directors of CLOW in a form satisfactory to OWNER, acting reasonably, authorizing:

                                (i)           the execution and delivery of this Agreement by CLOW; and

(ii)	the issuance of the Exchange Shares to OWNER.

(b)           Share certificates, registered in the name of OWNER as set forth above representing the Exchange Shares; and

(c)           A certificate executed by a duly appointed officer of CLOW certifying that the conditions in Section 8.01(b) have been satisfied.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01.                      Each Party represents and warrants to the other Party that each of the warranties it makes is accurate in all respects and not misleading as at the date of this Agreement.

Section 3.02.                      Each Party undertakes to disclose in writing to the other Party anything which is or may constitute a breach of or be inconsistent with any of the warranties immediately upon the same coming to its notice at the time of and after Completion.

Section 3.03.                      Each Party agrees that each of the warranties it makes shall be construed as a separate and independent warranty and (except where expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other warranty or any other term of this Agreement.

Section 3.04.                      Each Party acknowledges that the restrictions contained in Section 9.01 shall continue to apply after the Closing without limit in time.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF CLOW

Section 4.01.                      Organization, Standing and Authority; Foreign Qualification. CLOW is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 4.02.                      Corporate Authorization. The execution, delivery and performance by CLOW of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CLOW, and this Agreement constitutes a valid and binding agreement of CLOW. The Exchange Shares to be issued in accordance with this Agreement shall be duly authorized and, upon such issuance, will be validly issued, fully paid and non-assessable.

Section 4.03.                       Capitalization.  CLOW’s authorized capital stock, as of the Closing Date prior the issuance of the Exchange Shares, shall consist of 500,000,000 authorized shares of common stock, of which 310,013,800 common shares are issued and outstanding. All of such issued and outstanding shares of CLOW’s common stock are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of CLOW’s common stock or any other security of CLOW or any plan for any of the foregoing. CLOW is not obligated to register the resale of any of its common stock on behalf of any shareholder of CLOW under the United State Securities Act of 1933.

Section 4.04.                        Subsidiaries. Prior to the Closing, CLOW does not have any subsidiaries.

Section 4.05.                      Articles of Incorporation and Bylaws.  CLOW has heretofore delivered, or prior to Closing CLOW shall deliver, to OWNER true, correct and complete copies of its Articles of Incorporation and Bylaws or comparable instruments, certified by CLOW’s corporate secretary.

Section 4.06.                      No Conflict.  The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a)           violate any provision of the Articles of Incorporation, Bylaws or other charter or organizational document of CLOW;

(b)           violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which CLOW is a party or by or to which either of its assets or properties, may be bound or subject;

(c)           violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon CLOW or upon the securities, assets or business of CLOW;

(d)           violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to CLOW or to the securities, properties or business of CLOW; or

(e)           result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by CLOW.

Section 4.07.                      Litigation. There is no litigation, suit, proceeding, action or claim at law or in equity, pending or to CLOW’s best knowledge threatened against or affecting CLOW or involving any of CLOW’s property or assets, before any court, agency, authority or arbitration tribunal, including, without limitation, any product liability, workers' compensation or wrongful dismissal claims, or claims, actions, suits or proceedings relating to toxic materials, hazardous substances, pollution or the environment. CLOW is not subject to or in default with respect to any notice, order, writ, injunction or decree of any court, agency, authority or arbitration tribunal.

Section 4.08.                      Compliance with Laws. To the best knowledge of CLOW, it has complied with all laws, municipal bylaws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any governmental authority applicable to it, its properties or the operation of its business, except where the failure to comply will not have a material adverse effect on the business, properties, financial condition or earnings of CLOW.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE OWNER

The OWNER represents and warrants to CLOW as follows:

Section 5.01.                       Organization, Standing and Authority; Foreign Qualification. (a) Target is a British Virgin Islands corporation duly organized, validly existing and in good standing under the laws of its place of incorporation and has all requisite corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as presently conducted and as proposed to be conducted and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the character of its properties or the nature of its business activities require such qualification.

Section 5.02.                       Authorization. The execution, delivery and performance by OWNER of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary actions, as the case may be, on the part of OWNER. OWNER has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement of OWNER.

Section 5.03.                       Capitalization.

(a) All of the Target Shares are duly authorized, validly issued, fully paid and non-assessable.  There are no outstanding options, warrants, agreements or rights to subscribe for or to purchase, or commitments to issue, shares of capital stock in Target or any other security of Target or any plan for any of the foregoing.

(b) The Target Shares are not subject to any option, right of first refusal or any other restriction on transfer, whether by contract, agreement, applicable law, regulation or statute, as the case may be.

(c) There are no outstanding loans, debts, bonds, indentures or promissory notes giving the holder thereof the right to convert such instruments into shares of Target’s capital stock.

Section 5.04.                       Subsidiaries. Target does not have any subsidiaries, other than Web Hosting Solutions Limited, a UK company.

Section 5.05.                       Sale of Exchange Shares. Upon completion of the purchase and sale of the Exchange Shares, OWNER shall be the beneficial and record holder of the Exchange Shares.

Section 5.06.                      Investment Risk.  The OWNER understands that an investment in CLOW includes a high degree of risk, has such knowledge and experience in financial and business matters, investments, securities and private placements as to be capable of evaluating the merits and risks of its investment in the Exchange Shares, is in a financial position to hold the Exchange Shares for an indefinite period of time, and is able to bear the economic risk of, and withstand a complete loss of such investment in the Exchange Shares.

Section 5.07.                      Cooperation. If required by applicable securities laws or order of a securities regulatory authority, stock exchange or other regulatory authority, OWNER will execute, deliver, file and otherwise assist CLOW in filing such reports, undertakings and other documents as may be required with respect to the issuance of the Exchange Shares.

Section 5.08.                      Tax Advice.  OWNER is solely responsible for obtaining such legal, including tax, advice as it considers necessary or appropriate in connection with the execution, delivery and performance by OWNER of this Agreement and the transactions contemplated herein.

Section 5.09.                       Investment Representations.  All of the acknowledgements, representations, warranties and covenants set out in Exhibit A hereto are true and correct as of the date hereof and as of the Closing Date.

Section 5.10.                      No Conflict.  The execution, delivery and performance of this Agreement and the completion of the transactions contemplated herein will not:

(a)           violate any provision of the Articles or Certificate of Incorporation, Bylaws or other charter or organizational document of Target;

(b)           violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract to which Target or OWNER is a party or by or to which either’s assets or properties may be bound or subject;

(c)           violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon Target or OWNER or upon the securities, assets or business of Target and/or OWNER;

(d)           violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Target and/or OWNER or to the securities, properties or business of Target and/or OWNER; or

(e)           result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any permit or license held by Target.

Section 5.11.                      Articles of Incorporation and Bylaws.

                 (a)           OWNER has heretofore delivered to CLOW true, correct and complete copies of Target’s Articles of Incorporation and Bylaws or comparable instruments, certified by the corporate secretary thereof.

(b)           The minute books of Target accurately reflect all actions taken at all meetings and consents in lieu of meetings of its respective members or owners, and all actions taken at all meetings and consents in lieu of meetings of its managing members from the date of incorporation to the date hereof.

Section 5.12.                      Compliance with Laws.  To the best of OWNER’S knowledge, neither Target nor OWNER is in violation of any applicable order, judgment, injunction, award or decree nor are they in violation of any federal, provincial, state, local, municipal or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator, other than those violations which, in the aggregate, would not have a material adverse effect on Target or OWNER and have not received written notice that any violation is being alleged.

ARTICLE VI
COVENANTS AND AGREEMENTS OF CLOW

Section 6.01.                      Conduct of Businesses in the Ordinary Course.  From the date of this Agreement to the Closing Date, CLOW shall conduct its businesses substantially in the manner in which it is currently conducted and shall not enter into any material contracts.

Section 6.02.                      Litigation.  From the date of this Agreement to the Closing Date, CLOW shall notify OWNER of any actions or proceedings of the type described in Section 4.07 that are threatened or commenced against CLOW or against any officer, director, employee, properties or assets of CLOW and of any requests for information or documentary materials by any governmental or regulatory body in connection with the transactions contemplated hereby.

Section 6.03.                      Conduct of CLOW Pending the Closing.  From the date hereof through the Closing Date:

(a)           CLOW shall use its best efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article IV shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and

(b)           CLOW shall promptly notify OWNER of any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement by CLOW.

Section 6.04.                       Corporate Examinations and Investigations.  Prior to the Closing Date, OWNER shall be entitled, through employees and representatives, to make any investigation of the assets, liabilities, properties, business and operations of CLOW; and such examination of the books, records, tax returns, results of operations and financial condition of CLOW. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances and CLOW and its employees and representatives shall cooperate fully with such representatives in connection with such reasonable review and examination.

ARTICLE VII
CONDITIONS PRECEDENT TO THE OBLIGATION OF CLOW TO CLOSE

The obligations of CLOW to be performed by it at the Closing pursuant to this Agreement are subject to the fulfillment on or before the Closing Date, of each of the following conditions, any one or more of which may be waived by it, to the extent permitted by law:

Section 7.01.                      Representations and Covenants.

      (a) The representations and warranties of OWNER contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except that any of such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true as of such date or period; and

     (b) The OWNER shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or before the Closing Date. The OWNER shall have delivered to CLOW a certificate, dated the Closing Date, and signed by OWNER to the foregoing effect.

Section 7.02.                      Governmental Permits and Approvals.

                      (a)           All approvals, authorizations, consents, permits and licenses from governmental and regulatory bodies required for the transactions contemplated by this Agreement and to permit the business currently carried on by Target to continue to be carried on substantially in the same manner immediately following the Closing Date shall have been obtained and shall be in full force and effect, and CLOW shall have been furnished with appropriate evidence, reasonably satisfactory to them, of the granting of such approvals, authorizations, consents, permits and licenses; and

      (b)           There shall not have been any action taken by any court, governmental or regulatory body then prohibiting or making illegal on the Closing Date the transactions contemplated by this Agreement.

Section 7.03.                      Third Party Consents.  All consents, permits and approvals from parties to contracts with Target that may be required in connection with the performance by OWNER hereunder or the continuance of such contracts in full force and effect after the Closing Date, shall have been obtained.

Section 7.04.                      Litigation.  No action, suit or proceeding shall have been instituted and be continuing or be threatened by any person to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages in connection with such transactions, or that has or could have a material adverse effect on Target, OWNER, or on the Target Shares.

ARTICLE VIII
CONDITIONS PRECEDENT TO THE OBLIGATION OF THE OWNER TO CLOSE

The obligations of OWNER to be performed by it at the Closing pursuant to this Agreement are subject to the fulfillment, on or before the Closing Date, of each the following conditions, any one or more of which may be waived by them, to the extent permitted by law:

Section 8.01.                      Representations and Covenants.

        (a)            The representations and warranties of CLOW contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except that any of such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true as of such date or period; and

                 (b)           CLOW shall have performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or before the Closing Date. CLOW shall have delivered to OWNER a certificate dated the Closing Date, and signed by an authorized signatory of CLOW to the foregoing effect.

Section 8.02.                      Governmental Permits and Approvals.

                 (a)          All approvals, authorizations, consents, permits and licenses from governmental and regulatory bodies required for the transactions contemplated by this Agreement and to permit the business currently carried on by CLOW to continue to be carried on substantially in the same manner immediately following the Closing Date shall have been obtained and shall be in full force and effect, and OWNER shall have been furnished with appropriate evidence, reasonably satisfactory to them, of the granting of such approvals, authorizations, consents, permits and licenses; and

                         (b)           There shall not have been any action taken by any court, governmental or regulatory body then prohibiting or making illegal on the Closing Date the transactions contemplated by this Agreement.

Section 8.03.                      Litigation.  No action, suit or proceeding shall have been instituted and be continuing or be threatened by any person to restrain, modify or prevent the carrying out of the transactions contemplated hereby, or to seek damages in connection with such transactions, or that has or could have a material adverse effect on CLOW.

Section 8.04.                      Closing Documents.  CLOW shall have executed and delivered the documents described in Section 2.04 above.

ARTICLE IX
MISCELLANEOUS

Section 9.01.                      Public Notices.  The Parties agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated and no Party shall act unilaterally in this regard without the prior approval of the others, such approval not to be unreasonably withheld.

Section 9.02.                      Time.  Time shall be of the essence hereof.

Section 9.03.                      Notices.  Any notice or other writing required or permitted to be given hereunder or for the purposes hereof shall be sufficiently given if delivered or faxed to the Party to whom it is given or, if mailed, by prepaid registered mail addressed to such Party at:

if to OWNER, at:

Liao Zhi De
Hexiwan Gongguang 16.
Dong 701 Fang Fangchengqu, Fangchenggang, Shi
G CHN
53800 China

           if to CLOW, at:

Cloudweb Inc.
c/o William Eilers, Esq.
                Eilers Law Group
1000 Fifth Street, Suite 200 – P2
Miami Beach, FL 33139

or at such other address as the Party to whom such writing is to be given shall have last notified to the Party giving the same in the manner provided in this article. Any notice mailed shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing unless at the time of mailing or within five (5) Business Days thereafter there occurs a postal interruption which could have the effect of delaying the mail in the ordinary and usual course, in which case any notice shall only be effectively given if actually delivered or sent by telecopy. Any notice delivered or faxed to the Party to whom it is addressed shall be deemed to have been given and received on the Business Day next following the day it was delivered or faxed.

Section 9.04.   Severability.  If a court of competent jurisdiction determines that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

Section 9.05.                      Entire Agreement.  This Agreement constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, oral or written, by and between any of the Parties with respect to the subject matter hereof.

Section 9.06.                      Further Assurances.  The Parties shall with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to give effect to the purpose of this Agreement and carry out its provisions whether before or after the Closing Date.

Section 9.07.                      Waiver.  Except as provided in this Article, no action taken or inaction pursuant to this Agreement will be deemed to constitute a waiver of compliance with any warranties, conditions or covenants contained in this Agreement and will not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.  No waiver of any right under this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

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Section 9.08.  Counterparts.  This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such counterpart agreement or facsimile so executed shall be deemed to be an original and such counterparts and facsimile copies together shall constitute one and the same instrument and shall be valid and enforceable.

IN WITNESS WHEREOF the Parties hereto have set their hand and seal as of the day and year first above written.

CLOUDWEB INC.,
a Florida corporation

By:                /s/ Amy Chaffe
Name:         Amy Chaffe
Title:           President

OWNER

   /s/ Liao Zhi De
                  Liao Zhi De

EXHIBIT A

Non-U.S. Person Certificate

January 28, 2016

Cloudweb Inc.
c/o William Eilers, Esq.
Eilers Law Group
1000 Fifth Street, Suite 200 – P2
Miami Beach, FL 33139

Defined terms used but not defined herein shall have the meaning ascribed to such terms in the Share Exchange Agreement (the “Share Agreement”) dated [January [__], 2016], between Cloudweb Inc., a Florida corporation (the “Company”), and Letterston Investments Limited, a British Virgin Islands corporation (the “Owner”), whereby OWNER is acquiring shares of the Company’s common stock (the “Shares”).

1.	the undersigned hereby represents, warrants and certifies that:

(a)
It is not a “U.S. Person” (as such term is defined by Rule 902 of Regulation S under the U.S. Securities Act) and is not acquiring the Shares, directly or indirectly, for the account or benefit of any U.S. person.

Rule 902 under the U.S. Securities Act, defines a “U.S. Person” as:

(A)	Any Natural person resident in the United States;

(B)	Any partnership or corporation organized or incorporated under the laws of the United States;

(C)	Any estate of which any executor or administrator is a U.S. Person;

(D)	Any trust of which any trustee is a U.S. Person;

(E)	Any agency or branch of a foreign entity located in the United States;

(F)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(G)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(H)	Any partnership or corporation if:

(1)	Organized or incorporated under the laws of any foreign jurisdiction; and

(2)
Formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural person, estates or trusts.

The following are not “U.S. Persons:

(A)
Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a Non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(B)	Any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person if:

(1)	An executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

(2)	The estate is governed by foreign law;

(C)
Any trust of which any professional fiduciary acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. Person;

(D)	Any employee benefit established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(E)	Any agency or branch of a U.S. person located outside the United States if:

(1)	The agency or branch operates for valid business reasons; and

(2)	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(F)
The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

(b)	The offer and scale of the Shares was made in an “offshore transaction” (as defined under Regulation S under the U.S. Securities Act), in that:

(i)	The undersigned was outside the United States at the time the buy order for such Shares was originated; and

(ii)	The offer to sell the Shares was not made to the undersigned in the United States.

(c)
The transaction (i) has not been pre-arranged with a purchaser located inside of the United States or is a U.S. Person, and (ii) is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act.

2.	The undersigned hereby covenants that:

(a)
During the period prior to one year after the Closing (the “Restricted Period”) it will not engage in hedging transactions with regard to the Shares unless such transactions are made in compliance with the U.S. Securities Act;

(b)	If it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(i)	The sale is to the Company;

(ii)
The sale is made outside the United States in a transaction meeting the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; provided, however, that during the period prior to the expiration of the Restrictive Period no sale may be made to any U.S. Person or for the account or benefit of the U.S. person (other than a distributor) and all purchasers of such Shares will be required to execute and deliver to the Company a certificate substantially in the form hereof;

(iii)
The sale is made in the United States pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws and the purchaser has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transaction does not require registration pursuant to Rule 144 under the U.S. Securities Act;

(iv)
The Shares are sold in the United States in a transaction that does not require registration under U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transaction does not require registration; or

(v)	The sale is made in the United States pursuant to an effective registration statement filed under the U.S. Securities Act.

3.	The undersigned acknowledges and agrees that:

(a)
The Shares are and will be “restricted securities” as that term is defined in Rule 144 under the U.S. Securities Act, and the certificates representing the Shares, as well as all certificates issued in exchange for or in substitution of the foregoing, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will be subject to the terms of and bear, on the face of such certificate, a legend in substantially the following for:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT. THESE SECURITIES ARE RESTRICTED SECURITIES (AS DEFINED UNDER RULE 144 UNDER THE U.S. SECURITIES ACT) AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER.

DURING THE RESTRICTED PERIOD, WHICH DOES NOT END UNTIL ONE (1) FROM THE DATE THAT THE ISSUER OF THESE SECURITIES IS DEEMED NOT TO BE A “SHELL” COMPANY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY WITHIN THE UNITED STATES, TO A U.S. PERSON (AS DEFINIED IN REGULATION S UNDER THE U.S. SECURITIES ACT), OR FOR THE ACOUNT OR BENEFIT OF A U.S. PERSON, EXCEPT PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER. DURING THE RESTRICTED PERIOD HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS SUCH TRANSACTIONS ARE MADE IN COMPLIANCE WITH THE U.S. SECURITES ACT.  THIS PARAGRAPH SHALL HAVE NO FURTHER EFFECT SUBSEQUENT TO THE EXPIRATION OF THE RESTRICTED PERIOD AND THEREAFTER MAY BE REMOVED.

(b)	The Company will refuse to register any sale of Shares made in breach of the provisions hereof.

(c)
The addressees of this certificate and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations, warranties and agreements, and irrevocably authorizes the addressees of this certificate to produce the same or a copy thereof to any interested party in any administrative or legal proceeding or official enquiry with respect to the matters set forth herein. The undersigned further agrees that if any of acknowledgements, representations, warranties or agreements made herein is no longer accurate, it shall promptly notify the Company.

 January 28, 2016

Liao Zhi De